SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                February 18, 2000


                             FIDELITY BANCORP, INC.
                     ---------------------------------------
             (Exact name of Registrant as specified in its Charter)




        Pennsylvania                    0-22288               25-1705405
       --------------                  ---------             -----------
(State or other jurisdiction         (SEC File No.) (IRS Employer Identification
      of incorporation)                                        Number)


1009 Perry Highway, Pittsburgh, Pennsylvania                    15237
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:        (412) 367-3300
                                                           --------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)



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                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events
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         A copy of a press release issued February 18, 2000 by the Registrant is attached hereto as Exhibit 99 and is incorporated herein by reference in its entirety.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
-------  ------------------------------------------------------------------



Exhibit 99 -- Press Release concerning Merger Agreement dated February 18, 2000.
----------

Exhibit 99.1 -- Agreement and Plan of Merger between Fidelity Bancorp, Inc. and
------------
Penwood Bancorp, Inc., dated as of February 18, 2000.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             FIDELITY BANCORP, INC.


Date:    February 23, 2000                   By:  /s/William L. Windisch
                                                  ------------------------------
                                                    William L. Windisch
                                                    President